UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported): May 9, 2008

                             ONEIDA FINANCIAL CORP.
                             ----------------------
               (Exact Name of Registrant as Specified in Charter)

            Federal                     000-25101               16-1561678
-----------------------------      ------------------      --------------------
(State or Other Jurisdiction      (Commission File No.)     (I.R.S. Employer
      of Incorporation)                                     Identification No.)

182 Main Street, Oneida, New York                               13421-1676
----------------------------------------                      ---------------
(Address of Principal Executive Offices)                        (Zip Code)

Registrant's telephone number, including area code:  (315) 363-2000
                                                     --------------


                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02.    DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF
              DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

         Oneida Financial Corp., the parent company of The Oneida Savings Bank announced today that Michael R. Kallet assumed the role of Chairman of the Board of Oneida Savings Bank. The Bank's Board of Directors elected Mr. Kallet to serve as Chairman following the appointment of Chairman Richard B. Myers to director emeritus of the Bank upon reaching the mandatory retirement age of 70 for directors under the Bank's bylaws. A copy of the press release is included as exhibit 99.1 to this report.



Item 9.01.    FINANCIAL STATEMENTS AND EXHIBITS.

(a)      Not applicable

(b)      Not applicable

(c)      Not applicable

(d)      Exhibits

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                      ONEIDA FINANCIAL CORP.



DATE:  May 9, 2008                    By:  /s/ Michael Kallet
                                           -------------------------------------
                                           Michael R. Kallet
                                           President and Chief Executive Officer

                                  EXHIBIT INDEX

99.1 News release dated May 9, 2008 announcing a change in the Board of Directors.